Exhibit 10.4



                             DATA CALL TECHNOLOGIES

                                 ADDENDUM NO. 1
                        TO EXECUTIVE EMPLOYMENT AGREEMENT

     THIS ADDENDUM No. 1 TO EXECUTIVE EMPLOYMENT AGREEMENT (this "Addendum") dated as of February 14, 2006, to be effective as of January 1, 2006 (the "Amended Effective Date"), is made between Data Call Technologies, a Nevada corporation (the "Company"), and Larry Mosley ("Executive") (collectively sometimes referred to as the "Parties" and individually sometimes referred to as "Each Party"). This Addendum amends an Executive Employment Agreement entered into between the Parties on October 4, 2005 (the "Agreement") for the previous effective date of October 1, 2005 (the "Effective Date").

                              W I T N E S S E T H:

     WHEREAS, the Company and Executive desire to amend the Effective Date of the Agreement.

     NOW, THEREFORE, in consideration of the premises, the agreements herein contained and other good and valuable consideration of ten dollars ($10) and other good and valuable consideration, the receipt and sufficiency of which Executive hereby acknowledges, the parties hereto agree as of the date hereof as follows:

     (1) The Parties agree that Section 14 of the Agreement shall read as follows:

     14.  Summary  of  Terms  of  Employment

             Effective  Date                January  1,  2006

             Term  &  Commitment            Three  Years,  full-time,  renewable

             Office  /  Position            Chief  Financial  Officer

             Salary                         $75,000  per  year

     (2) Executive agrees that he is not entitled to any compensation under the Agreement for the period from the Effective Date of the Agreement and the Amended Effective Date of the Agreement (the "Amended Time Period"), other than the compensation Executive actually received from the Company during the Amended Time Period.

     (3)  Other  Provisions.

          (a) All notices and statements with respect to this Addendum must be in writing. Notices to the Company shall be delivered to the Chairman of the Board or any vice president of the Company. Notices to Executive may be delivered to Executive in person or sent to Executive's then-current mailing address as indicated in the Company's records.

          (b) This Addendum sets forth the entire agreement of the parties concerning the subjects covered herein; there are no promises, understandings, representations, or warranties of any kind concerning those subjects except as expressly set forth in this Addendum.

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          (c) Any modification of this Addendum must be in writing and signed by all parties; any attempt to modify this Addendum, orally or in writing, not executed by all parties will be void.

          (d) If any provision of this Addendum, or its application to anyone or under any circumstances, is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability will not affect any other provision or application of this Addendum which can be given effect without the invalid or unenforceable provision or application and will not invalidate or render unenforceable such provision or application in any other jurisdiction.

          (e) This Addendum will be governed and interpreted under the laws of the United States of America and the laws of the State of Texas as applied to contracts made and carried out in Texas by residents of Texas.

          (f) No failure on the part of any party to enforce any provisions of this Addendum will act as a waiver of the right to enforce that provision.

          (g) Section headings are for convenience only and shall not define or limit the provisions of this Addendum.

          (h) This Addendum may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Addendum or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Addendum signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as though an original. A photocopy of this Addendum shall be effective as an original for all purposes.

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DATA  CALL  TECHNOLOGIES:               EXECUTIVE:


/s/ James Ammons                        /s/ Larry Mosley
--------------------------              ----------------------------
James  Ammons                           Larry  Mosley
Chief  Executive  Officer

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